EXHIBIT 10.22
PLEDGE AGREEMENT
     THIS PLEDGE AGREEMENT, dated as of March 31, 2006, is made and given by [PLEDGOR] (the “Pledgor”) to WELLS FARGO BANK, N.A. (the “Secured Party”), acting through its WELLS FARGO BUSINESS CREDIT operating division.
RECITALS
     A. The Pledgor, other borrowers and the Secured Party have entered into a Credit and Security Agreement dated as of May 7, 2002 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Secured Party has agreed to extend to the Pledgor certain credit accommodations.
     B. The Pledgor is the owner of the shares (the “Pledged Shares”) of stock described in Part I of Schedule I hereto issued by the corporations named therein and of the indebtedness (together with those items listed in Section 2(e), the “Pledged Debt”) described in Part II of Schedule I and issued by the obligors named therein. The Pledged Debt is secured as described in said Part II of Schedule I.
     C. The Secured Party has required that this Agreement be executed and delivered by the Pledgor.
     D. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Secured Party.
     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and to extend credit accommodations to the Pledgor thereunder, the Pledgor hereby agrees with the Secured Party for the Secured Party’s benefit as follows:
     1. Defined Terms.
     (a) As used in this Agreement, the following terms shall have the meanings indicated:
     “Collateral” shall have the meaning given to such term in Section 2.
     “Event of Default” shall have the meaning given to such term in Section 11.
     “Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

     “Obligations” shall mean (a) all indebtedness, liabilities and obligations of the Pledgor to the Secured Party of every kind, nature or description under the Credit Agreement, including the Pledgor’s obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) all liabilities of the Pledgor under this Agreement, (c) any and all other liabilities and obligations of the Pledgor to the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.
     “Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Pledged Debt” shall have the meaning given to such term in Recital B above.
     “Pledged Shares” shall have the meaning given to such term in Recital B above.
     “Related Collateral” shall have the meaning given to such term in Section 2.
     “Security Interest” shall have the meaning given to such term in Section 2.
     (b) Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in Revised Article 9 of the Uniform Commercial Code as adopted in the State of Colorado.
     (c) Singular/Plural, Etc. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and “or” has the inclusive meaning represented by the phrase “and/or.” The words “ “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.
     2. Pledge. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Secured Party and grants to the Secured Party a security interest (the “Security Interest”) in the following, including any securities account containing a securities entitlement with respect to the following (the “Collateral”):
     (a) The Pledged Shares and the certificates representing the Pledged Shares, and all future, issued and outstanding shares of capital stock, or other equity or investment securities of, or partnership, membership, or joint venture interests in, each subsidiary, whether now owned or hereafter acquired by the Pledgor and whether or not evidenced or represented by any stock certificate, certificated security or other instrument, together with the certificates representing such equity interests, all options and other rights, contractual or otherwise, in respect thereof, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.
     (b) All additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
     (c) All investment property, financial assets, securities, capital stock, other equity interests, stock options and commodity contracts of the Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness payable or owing to the Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing.
     (d) The Pledged Debt set forth on Schedule I and the instruments evidencing the Pledged Debt set forth on Schedule I, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt set forth on Schedule I.
     (e) All additional debt evidenced by any note, bond, debenture or like instrument from time to time issued by any Person payable or owing to the Pledgor, which additional debt is owed to or acquired by the Pledgor, and the instruments evidencing such debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of all of such debt.
     (f) Any and all collateral security (the “Related Collateral”) now or hereafter securing all or any items of the Pledged Debt (including after-acquired security), and agreements granting such security, and all rights, remedies, powers and privileges of the Pledgor under all of the foregoing.
     (g) All securities entitlements of the Pledgor in any and all of the foregoing.
     (h) All present and future increases, profits, combinations, reclassifications, and substitutes and replacements for all or part of the foregoing Collateral.
     (i) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).
     3. Delivery of Collateral. All certificates and instruments representing or evidencing the Pledged Shares and the Pledged Debt shall be delivered to the Secured Party contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the

Secured Party promptly upon the Pledgor’s receipt thereof along with an updated Schedule I. All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. With respect to all Pledged Shares and Pledged Debt consisting of uncertificated securities, book-entry securities or securities entitlements, the Pledgor shall either (a) execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance satisfactory to the Secured Party covering such Pledged Shares or Pledged Debt, or (b) cause such Pledged Shares or Pledged Debt to be transferred into the name of the Secured Party. The Secured Party shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. If the Collateral is in the possession of a bailee, the Pledgor will join with the Secured Party in notifying the bailee of the interest of the Secured Party and in obtaining from the bailee an acknowledgment that it hold the Collateral for the benefit of the Secured Party. The Pledgor shall execute and deliver to the Secured Party such items of assignment and transfer (including, without limitation, assignments of financing statements and recordable assignments of mortgages and deeds of trust) of any Related Collateral as the Secured Party may from time to time reasonably request.
     4. Certain Warranties and Covenants. The Pledgor makes the following warranties and covenants:
     (a) The Pledgor has title to the Pledged Shares and the Pledged Debt and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest and the Lien of Amatis Limited.
     (b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby.
     (c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party or Amatis Limited, and any financing statements or other documents filed or recorded by the Pledgor with respect to its Lien on any Related Collateral).
     (d) The Pledged Shares have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. The Pledged Debt has been duly authorized, issued and delivered and is the legal, valid and binding obligation of the issuers thereof, and is not in default. The certificates representing the Pledged Shares and the instruments evidencing the Pledged Debt are genuine. Neither the Pledged Shares nor the Pledged Debt are subject to any offset or similar right or claim of the issuers thereof.
     (e) The Pledged Shares constitute 100% of the issued and outstanding shares of stock of the respective issuers thereof.

     (f) The Pledged Debt set forth on Schedule I constitutes all of the outstanding indebtedness for money borrowed or for the deferred purchase price of property (other than accounts payable on ordinary trade terms) of the respective obligors thereof owed to the Pledgor and is outstanding in the principal amount indicated on Schedule I.
     (g) The Pledgor shall not forgive, cancel, subordinate, compromise, modify, amend or extend the time for payment of, or waive any default under, any of the Pledged Debt, or modify or amend, or waive any default under any agreement with respect to the Related Collateral, or consent to or acquiesce in any of the foregoing, without in each case the prior written consent of the Secured Party.
     5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).
     6. Voting Rights; Dividends; Etc.
     (a) Subject to Section 6(d), the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any other stock that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.
     (b) Subject to Section 6(e), the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement or any Subordination Agreement (as defined in the Credit Agreement) any and all interest and dividends paid in respect of the Collateral; provided, however, that any and all
     (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,
     (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and
     (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary indorsement or assignment). The Pledgor shall, upon request by the Secured Party, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).
     (c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6(b) hereof.
     (d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Secured Party has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Secured Party of any such Collateral in satisfaction of the Obligations or any part thereof.
     (e) Upon the occurrence and during the continuance of any Event of Default:
     (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and
     (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of Section 6(e)(i) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary indorsement).

     7. Transfers and Other Liens; Additional Shares.
     (a) Except as may be permitted by the Credit Agreement, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.
     (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares that it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.
     8. Secured Party Appointed Attorney-in-Fact. As additional security for the Obligations, the Pledgor hereby irrevocably appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party’s good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
     9. Secured Party May Perform. The Pledgor hereby authorizes the Secured Party to file financing statements with respect to the Collateral (including financing statements containing a broader description of the Collateral than the description set forth herein). The Pledgor irrevocably waives any right to notice of any such filing. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.
     10. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Secured Party’s possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

     11. Default. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Pledgor shall fail to observe or perform any covenant or agreement applicable to the Pledgor under this Agreement; (b) any representation or warranty made by the Pledgor in this Agreement or in any financial statements, reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Pledgor to the Secured Party shall prove to have been false or materially misleading when made; (c) any Event of Default shall occur under the Credit Agreement; (d) the Secured Party receives at any time any information indicating that the Secured Party’s Security Interest is not enforceable, is not perfected or in not prior to all other security interests or other interests in the Collateral, except as otherwise agreed by the Secured Party.
     12. Remedies upon Default. If any Event of Default shall have occurred and be continuing:
     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Revised Article 9 of the Uniform Commercial Code as adopted in the State of Colorado (the “Code”) in effect at that time, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver. The Secured Party may disclaim warranties of title and possession and the like.
     (b) The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Pledgor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party’s name or in the Pledgor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.
     (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party payable pursuant to Section 14 hereof).
     13. Waiver of Certain Claims. The Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the “Securities Act”), with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. The Pledgor agrees that the Secured Party shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Secured Party reasonably believes is commercially reasonable (within the meaning of Section 9-627 of the Uniform Commercial Code). The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. The Pledgor further agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Secured Party placed all or any portion of the Collateral privately with a purchaser or purchasers.
     14. Costs and Expenses; Indemnity. The Pledgor will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Pledgor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this

Agreement) or the Secured Party’s actions pursuant hereto. Any liability of the Pledgor to indemnify and hold Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.
     15. Waivers and Amendments; Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.
     16. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telefacsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telefacsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.
     17. Pledgor Acknowledgments. The Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and the Secured Party.
     18. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and the expiration of the obligation, if any, of the Secured Party to extend credit accommodations to the Pledgor, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may similarly transfer all or any portion of its rights under this Pledge Agreement to such Persons.
     19. Termination of Security Interest. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to extend credit accommodations to the Pledgor, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, “Pledgor” includes any assigns of Pledgor or whoever else may be lawfully entitled to any part of the Collateral.
     20. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF COLORADO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.
     21. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN THE CITY AND COUNTY OF DENVER, COLORADO; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     22. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     23. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement..
     24. General. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.
[The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
[PLEDGOR]
By:
Name:
Its:
Address for Pledgor:
Address for Secured Party:
Wells Fargo Business Credit
MAC C7300 210
1740 Broadway
Denver, Colorado 80274
Telecopier: (303) 863-4904
Attention: Martin E. Tracy

SCHEDULES TO PLEDGE AGREEMENT
FOR
GLOBAL EMPLOYMENT SOLUTIONS, INC.

SCHEDULE I
PART I
PLEDGED STOCK

Stock Issuer: Main Line Personnel Services, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:

Number of Shares:	100

Stock Issuer: Temporary Placement Service, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$1.00
Number of Shares:	1,000

Stock Issuer: Southeastern Staffing, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$0.10
Number of Shares:	1,000

Stock Issuer: Excell Personnel Services Corporation
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value: $	1.00
Number of Shares:	1,000

Stock Issuer: Friendly Advanced Software Technology, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value

Number of Shares:	1,000

Stock Issuer: Southeastern Personnel Management, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value: $1	00.00
Number of Shares:	2,000

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
EXCELL PERSONNEL SERVICES CORPORATION

SCHEDULE I
PART I
PLEDGED STOCK

Stock Issuer: PD Quick — Temps
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:

Number of Shares:	2,000

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
TEMPORARY PLACEMENT SERVICE, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT

Obligor	Type	Principal Amount
Cherokee Carpets	A/R	$3,162
Right to Privacy	A/R	$13,067
Realty Ready	A/R	$137,320

SCHEDULES TO PLEDGE AGREEMENT
FOR
SOUTHEASTERN STAFFING, INC.

SCHEDULE I
PART I
PLEDGED STOCK

Stock Issuer: Bay HR, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$1.00
Number of Shares:	1,000

Stock Issuer: Southeastern Staffing II, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value: $1.00
Number of Shares:	2,000

Stock Issuer: Southeastern Staffing IV, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value: $1.00
Number of Shares:	2,000

Stock Issuer: Southeastern Staffing VI, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$1.00
Number of Shares:	1,000

Stock Issuer: Southeastern Georgia HR, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$1.00
Number of Shares: 2	,000

Stock Issuer: Southeastern Staffing III, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:	$1.00
Number of Shares:	2,000

Stock Issuer: Southeastern Staffing V, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value	$1.00
Number of Shares:	2,000

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
SOUTHEASTERN PERSONNEL MANAGEMENT, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
MAIN LINE PERSONNEL SERVICES, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
BAY HR, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
SOUTHEASTERN GEORGIA HR, INC.

SCHEDULE I
PART I
PLEDGED STOCK
NONE

PART II
PLEDGED DEBT
NONE

SCHEDULES TO PLEDGE AGREEMENT
FOR
GLOBAL EMPLOYMENT HOLDINGS, INC.
[GUARANTOR]

SCHEDULE I
PLEDGED STOCK
After the effective date of the merger of Global Merger Corp with and into Global Employment Solutions, Inc.:

Stock Issuer: Global Employment Solutions, Inc.
Percentage Ownership:	100%
Class of Stock:	Common
Certificate No(s).:	1
Par Value:

Number of Shares:	100

PART II
PLEDGED DEBT
NONE